UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2014

LookSmart, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	000-26357	13-3904355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

49 Geary Street, Suite 235

San Francisco, California 94108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 348-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)   On August 14, 2014, LookSmart, Ltd. (the “Company”) announced that Lori House has resigned her position as the Company’s Principal Financial Officer and Principal Accounting Officer, effective August 11, 2014. She will continue to consult for the company and assist the company in preparing its financial statements and assist the accounting staff. Steven Wang, the current Vice President of Finance and Controller and a seasoned veteran of LookSmart’s accounting staff, will continue his role as Controller as he takes over many of Lori’s accounting roles.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOKSMART, LTD.

By:	/s/ Michael Onghai
Michael Onghai Chief Executive Officer

Dated: August 14, 2014

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